UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 16, 2010
Navigant Consulting, Inc.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-12173	36-4094854

(Commission File Number)	(I.R.S. Employer Identification No.)

30 South Wacker Drive, Suite 3550, Chicago, Illinois	60606

(Address of Principal Executive Offices)	(Zip Code)
(312) 573-5600

(Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 16, 2010, the Board of Directors of Navigant Consulting, Inc. (the “Company”) approved an amendment to the By-Laws of the Company to provide for a majority voting standard in an uncontested election of directors. The amendment was adopted and effective on December 16, 2010.
     The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
     Exhibit No.
3.1	Amendment to the By-Laws of Navigant Consulting, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.
Date: December 21, 2010	By:	/s/ Monica M. Weed
		Name:	Monica M. Weed
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the By-Laws of Navigant Consulting, Inc.

4